Fees Summary	Jul. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 6,963.26
Total Transaction Valuation	45,481,774.68
Total Offset Amount	0.00
Net Fee	$ 6,963.26